UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2013

CYALUME TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-52247	20-3200738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Windsor Street West Springfield, Massachusetts		01089
(Address of Principal Executive Offices)		(Zip Code)

(413) 858-2500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2013, Alain Dobkin submitted his resignation from the board of directors of Cyalume Technologies Holdings, Inc. (the “Company”), effective immediately. Mr. Dobkin’s decision to resign as a director was for personal reasons, and was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Michael Pellicci
Name:	Michael Pellicci
Title:	Chief Financial Officer

Date: August 7, 2013